UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)        (Zip code)

Mark R. Anderson, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/18

ITEM1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend

& Income Fund, Inc.

Semi-Annual Report

June 30, 2018

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the six months ended June 30, 2018. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

We believe that the Fund has provided investors with an attractive distribution return and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2018)

For the six months ended June 30, 2018, the Fund’s net asset value (“NAV”) returned –6.5%, underperforming the –0.4% return of its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). Due to weaker performance during the years 2013 through 2015, the Fund’s NAV performance over longer time periods has also lagged the benchmark. The since inception annualized return through June 30, 2018 was 5.0% versus the 6.8% return for the Index for the same period. Shares of LOR ended the six month period of 2018 with a market price of $10.36, representing a 9.6% discount to the Fund’s NAV per share of $11.46.

The Fund’s net assets were $78.8 million as of June 30, 2018, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $109.9 million, representing a 28.3% leverage rate. This leverage rate was higher than that at the end of 2017 (28.1%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the energy and materials sectors, and within the United Kingdom and Australia, contributed to performance. A higher-than-benchmark exposure to the energy sector also added value. However, a higher-than-benchmark exposure to the financials sector, and stock selection in the information technology and financials sectors and within the United States, Brazil and Japan detracted from performance in the six month period.

The smaller, short duration1 emerging markets currency and debt portion of the Fund rallied strongly in 2017, but was a negative contributor to performance in the first six months of 2018. However, it has still contributed positively to performance since the Fund’s inception.

As of June 30, 2018, 68.9% of the Fund’s total leveraged assets consisted of world equities and 31.1% consisted of emerging markets currency and debt instruments.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares a monthly distribution equal to 7.0% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. The current monthly distribution rate per share is $0.07409, representing a distribution rate of 8.6% based on the Fund’s market price of $10.36 as of the close of trading on the NYSE on June 29, 2018 (inclusive of returns of capital). It is currently estimated that, of the $0.44454 distributed per share for the year-to-date through June 30, approximately $0.17852 may represent a return of capital.

Additional Information

Please note that available on www.lazardassetmanagement.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(68.9% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a US-based global pharmaceutical company that develops and produces medicines and vaccines and consumer health care products; Rio Tinto, an Anglo-Australian multinational and one of the world’s largest metals and mining corporations; and Occidental Petroleum, an American multinational petroleum and natural gas exploration and production company.

As of June 30, 2018, 49.2% of the portfolio’s stocks were based in North America, 20.2% were from Asia (not including Japan) and Australia, 18.1% were based in continental Europe (not including the United Kingdom), 5.8% were from the United Kingdom, 4.4% were from Japan, 1.8% were based in Latin America, and 0.5% were based in Africa and the Middle East.

The world equity portfolio is similarly invested across a number of industry sectors. The top two sectors, by weight, as of June 30, 2018, were financials (25.4% of the portfolio), which includes banks, insurance companies, and financial services companies; and energy (14.9% of the portfolio), which consists of companies involved in the exploration and development of oil or gas reserves, oil and gas drilling and refining companies and integrated power utility companies, including renewable energy and coal. Other sectors in the portfolio include information technology, consumer discretionary, health care, industrials, materials, telecommunication services, consumer staples, real estate and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.5% as of June 30, 2018.

World Equity Markets Review

Global equity markets stabilized after a volatile start to the year, rising modestly in local currency terms but with an increased bifurcation between winning and losing areas of the market. The greater synchronization in global growth during 2016 and 2017, and the weakness in the US dollar that it encouraged, enabled a broadening of the market with areas that had been left behind in recent years, such as emerging markets and commodities, performing better. However, the synchronization in global growth subsequently faded as tax cuts and greater fiscal stimulus has driven an acceleration in the US economy, with expectations of very strong growth as business sentiment and the labor market further improves. In contrast, European macro data has slowed in 2018 following a very strong 2017, although it remains firmly in expansion. The stronger growth outlook in the United States led to a rebound in the US dollar, which weighed on commodity prices and put strain on emerging markets countries with large current account deficits, such as Turkey and Argentina. The growing risk of a trade war, as the United States implements tariffs on a wide variety of trading partners, further clouded the outlook for global growth and led investors to focus on areas perceived to be relatively protected from cyclical and trade pressures, most prominently US growth stocks.

What Helped and What Hurt LOR

Stock selection and an overweight position in the energy sector contributed to performance in the first six months of the year. Shares of Occidental Petroleum Corporation rose on a strong outlook for production and as oil prices continued to climb. We like Occidental Petroleum as it is transitioning from a diversified global producer to more narrowly focus on oil and gas production in the United States. We see cash flow positively inflecting on cuts in capital expenditure and as production grows. The company’s dividend yield is attractive, in our opinion, and we believe the payout is stable. Stock selection in the materials sector also helped performance. Shares of Alumina, an Australian resources company, outperformed on market dynamics including US sanctions imposed on Rusal, the world’s second largest aluminum producer. We like Alumina on its stable balance sheet, strong free-cash-flow and what we believe is the potential to benefit from supply side reform in the Chinese aluminum market.

In contrast, stock selection in the information technology sector detracted from performance in the first half of the year. Shares of Cielo, a Brazilian electronic payment solutions company, fell on disappointing short-term results and heightened political risks. We continue to hold Cielo on its leading industry position and what we believe is the potential for a long run of structural growth driven by low card-penetration. We

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

believe that Cielo’s valuation is attractive and we see increasing returns to shareholders. Stock selection and an overweight position in the financials sector detracted from performance. Shares of Alaris Royalty, a North American specialty lender, fell. We continue to hold Alaris Royalty as its portfolio is skewed to well-managed, profitable companies. Its non-ownership investment model has significant market potential and opportunity for growth. The company pays nearly all of its cash flow out as dividends.

Emerging Markets Currency and Debt Portfolio

(31.1% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging markets forward currency contracts and local currency debt instruments. As of June 30, 2018, this portfolio consisted of forward currency contracts (51.6%) and sovereign debt obligations (48.4%). The average duration of the emerging markets currency and debt portfolio increased meaningfully during the first half of 2018, with the June 30, 2018 duration at approximately 17 months, compared to 11 months at the end of 2017. The average yield increased from 6.3%2 on December 31, 2017 to 8.4% on June 30, 2018.

Emerging Markets Currency and Debt Markets Review

After a strong recovery over 2016-2017, emerging local currency and debt markets weakened during the first half of 2018. The US dollar strengthened against most emerging markets currencies, driven by the Federal Reserve’s normalization of rates, solid US growth (partly aided by fiscal stimulus, the effects of which we believe should begin to fade next year), flight to safety on trade tension, and a clean out of existing short dollar positions. Emerging markets currencies faced strong headwinds from this dollar dynamic, and this pain was sharply exacerbated in a few cases due to weak fundamentals.

What Helped and What Hurt LOR

Off-index, frontier markets played a key role in providing uncorrelated positive alpha, despite the wide-spread weakness across many emerging markets. Exposure to Egypt, Morocco, Kazakhstan, Nigeria, and Uruguay added value in the last six months. Egypt accounted for most of the result as it continued to benefit from high local T-bill yields to complement currency stability. The local market was supported by improved balance of payments, economic reforms, and a resultant central bank reserve position that has reached historic highs, having tripled over the past year and a half since the country secured a three-year International Monetary Fund support program and credibly devalued the pound. An underweight exposure to Taiwan also helped performance as did an overweight position in Colombia as the peso, which benefited from stronger oil prices, was one of the few mainstream emerging markets currencies to appreciate.

An overweight exposure to Argentina was the biggest detractor to performance, costing 62 basis points. We had established an overweight position based on high real yields and positive seasonality, but a loss of confidence in the peso by both foreign and domestic investor bases in the face of high inflation and Argentina’s twin deficits (current account and fiscal deficit) catalyzed an accelerating pace of currency depreciation that exceeded the money market’s 25%-40% yield. Security selection and overweight foreign exchange exposure led to detractions to performance from investments in Indonesia, Turkey, Russia, and South Africa as the sharp rise in US yield pressured debt markets. Importantly, the pressures observed in the aforementioned underperforming countries were of a highly idiosyncratic nature, whether induced by political developments, policy inaction, and underlying economic fragilities. Simultaneously, moderating global economic data (relative to buoyant expectations) and ongoing trade tensions negatively affected most global market results.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI* (unaudited)

Value at 6/30/18
LOR at Market Price	$14,112
LOR at Net Asset Value	14,100
MSCI ACWI	17,569

Average Annual Total Returns*
Periods Ended June 30, 2018
(unaudited)	One Year	Five Years	Ten Years
Market Price	0.90%	2.66%	3.50%
Net Asset Value	1.05%	2.52%	3.50%
MSCI ACWI	10.73%	9.41%	5.80%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings

June 30, 2018 (unaudited)

Security	Fair Value	Percentage of Net Assets
Pfizer, Inc.	$3,566,651	4.5%
Cisco Systems, Inc.	3,304,704	4.2
Eaton Corp. PLC	3,270,921	4.1
Royal Dutch Shell PLC, B Shares	2,761,330	3.5
TOTAL SA	2,564,536	3.3
Rio Tinto PLC	2,392,917	3.0
Agricultural Bank of China, Ltd., Class H	2,311,011	2.9
The Coca-Cola Co.	2,274,799	2.9
Occidental Petroleum Corp.	2,129,405	2.7
Pattern Energy Group, Inc., Class A	2,035,537	2.6

Portfolio Holdings Presented by Sector

June 30, 2018 (unaudited)

Sector	Percentage of Total Investments
Consumer Discretionary	6.5%
Consumer Staples	3.8
Energy	12.1
Financials	20.6
Health Care	6.0
Industrials	5.6
Information Technology	10.7
Materials	5.2
Real Estate	3.4
Telecommunication Services	5.2
Utilities	2.2
Sovereign Debt	18.0
Short-Term Investments	0.7
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2018 (unaudited)

		Fair
Description	Shares	Value
Common Stocks—96.8%
Australia—2.8%
Alumina, Ltd.	669,232	$1,385,351
Whitehaven Coal, Ltd.	184,850	794,282
		2,179,633
Belgium—1.6%
Anheuser-Busch InBev SA/NV	12,750	1,286,208
Brazil—1.2%
BB Seguridade Participacoes SA	77,302	487,856
Cielo SA	101,888	434,287
		922,143
Canada—3.3%
Alaris Royalty Corp.	93,250	1,130,647
Nutrien, Ltd.	14,160	770,021
Suncor Energy, Inc.	18,090	736,177
		2,636,845
China—7.4%
Agricultural Bank of China, Ltd., Class H	4,976,000	2,311,011
China Construction Bank Corp., Class H	1,797,180	1,647,966
China Mobile, Ltd. Sponsored ADR	30,082	1,335,340
JNBY Design, Ltd.	240,000	548,653
		5,842,970
France—4.0%
Societe Generale SA	14,870	626,143
Total SA	42,172	2,564,536
		3,190,679
Germany—1.2%
Aroundtown SA	57,741	474,972
Vonovia SE	9,310	442,974
		917,946
Hong Kong—2.0%
Sands China, Ltd.	289,200	1,541,064
India—1.5%
HCL Technologies, Ltd.	43,672	589,163
Indiabulls Housing Finance, Ltd.	37,591	626,197
		1,215,360
Japan—4.3%
Amada Holdings Co., Ltd.	100,800	967,180
Sumitomo Mitsui Financial Group, Inc.	47,000	1,821,340
Tokyo Electron, Ltd.	3,400	582,120
		3,370,640
Luxembourg—1.0%
SES SA	41,906	766,944
		Fair
Description	Shares	Value
Mexico—0.5%
Fibra Uno Administracion SA de CV REIT	279,500	$405,875
Netherlands—4.9%
ABN AMRO Group NV	42,597	1,102,463
Royal Dutch Shell PLC, B Shares	77,200	2,761,330
		3,863,793
Peru—0.6%
Credicorp, Ltd.	2,030	456,994
Portugal—0.9%
Galp Energia SGPS SA	35,990	684,349
Russia—1.3%
Mobile TeleSystems PJSC Sponsored ADR	75,807	669,376
Severstal PJSC GDR	24,825	362,619
		1,031,995
Singapore—2.0%
BOC Aviation, Ltd.	81,700	507,046
DBS Group Holdings, Ltd.	26,400	512,627
NetLink NBN Trust	1,012,500	550,299
		1,569,972
South Africa—0.5%
Standard Bank Group, Ltd.	27,978	389,760
Sweden—1.0%
Nordea Bank AB	81,835	787,362
Switzerland—0.8%
Novartis AG	8,644	654,736
Taiwan—3.8%
Hon Hai Precision Industry Co., Ltd.	412,345	1,127,508
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	52,225	1,909,346
		3,036,854
Turkey—0.8%
Turkcell Iletisim Hizmetleri AS	246,510	650,592
United Kingdom—5.6%
Legal & General Group PLC	182,542	640,630
Rio Tinto PLC	43,387	2,392,917
St James’s Place PLC	90,791	1,374,452
		4,407,999
United States—43.8%
Analog Devices, Inc.	6,535	626,837
AT&T, Inc.	51,053	1,639,312
Blackstone Mortgage Trust, Inc., Class A REIT	61,569	1,935,114

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2018 (unaudited)

		Fair
Description	Shares	Value
Brandywine Realty Trust	50,711	$856,002
Chevron Corp.	6,014	760,350
Cisco Systems, Inc.	76,800	3,304,704
Citizens Financial Group, Inc.	13,825	537,792
Cypress Semiconductor Corp.	40,003	623,247
Eaton Corp. PLC	43,764	3,270,921
Extra Space Storage, Inc. REIT	10,140	1,012,073
Gilead Sciences, Inc.	5,825	412,643
Intel Corp.	18,110	900,248
Johnson & Johnson	7,999	970,599
Leggett & Platt, Inc.	20,175	900,612
Lowe’s Cos., Inc.	5,768	551,248
Occidental Petroleum Corp.	25,447	2,129,405
PacWest Bancorp	23,374	1,155,143
Pattern Energy Group, Inc., Class A	108,562	2,035,537
Pfizer, Inc.	98,309	3,566,651
Rockwell Automation, Inc.	3,240	538,585
Schlumberger, Ltd.	6,600	442,398
Starbucks Corp.	11,796	576,235
SunTrust Banks, Inc.	26,820	1,770,656
The Cheesecake Factory, Inc.	8,300	456,998
The Coca-Cola Co.	51,865	2,274,799
Valero Energy Corp.	4,730	524,226
Whirlpool Corp.	5,370	785,255
		34,557,590
Total Common Stocks
(Cost $73,170,127)		76,368,303

	Principal
	Amount	Fair
Description	(000) (¢)	Value
Foreign Government Obligations—21.4%
Argentina—0.5%
Argentina Treasury Bills, 0.00%, 09/14/18	10,930	$389,000
Brazil—1.9%
Brazil NTN-F:
10.00%, 01/01/21	2,352	615,488
10.00%, 01/01/27	3,870	912,681
		1,528,169
Dominican Republic—0.5%
Dominican Republic Bonds, 15.95%, 06/04/21 (#)	16,500	394,038
Egypt—6.5%
Egypt Treasury Bills:
0.00%, 07/03/18	40,975	2,288,714
0.00%, 08/21/18	12,100	656,443
0.00%, 03/26/19	44,800	2,190,818
		5,135,975
	Principal
	Amount	Fair
Description	(000) (¢)	Value
Ghana—0.8%
Ghana Government Bonds:
16.50%, 03/22/21	1,460	$292,671
16.50%, 02/06/23	1,830	362,977
		655,648
Indonesia—1.1%
Indonesia Government Bonds:
8.25%, 07/15/21	5,156,000	366,551
8.375%, 09/15/26	6,853,000	485,999
		852,550
Malaysia—0.9%
Malaysia Government Bonds:
3.58%, 09/28/18	1,700	421,083
3.654%, 10/31/19	1,090	270,369
		691,452
Mexico—1.3%
Mexican Bonos:
6.50%, 06/10/21	8,550	416,504
5.75%, 03/05/26	13,350	599,220
		1,015,724
Romania—0.7%
Romania Government Bonds:
5.85%, 04/26/23	730	190,277
5.80%, 07/26/27	1,410	366,883
		557,160
Russia—1.9%
Russia Government Bonds - OFZ:
7.60%, 04/14/21	36,130	582,930
7.05%, 01/19/28	57,800	890,360
		1,473,290
South Africa—3.3%
Republic of South Africa:
6.75%, 03/31/21	11,840	840,577
10.50%, 12/21/26	10,880	870,281
8.00%, 01/31/30	13,100	872,130
		2,582,988
Sri Lanka—0.1%
Sri Lanka Government Bonds, 9.25%, 05/01/20	16,000	100,154
Turkey—1.9%
Turkey Government Bonds:
10.40%, 03/27/19	2,620	539,530
9.50%, 01/12/22	1,910	329,916
2.00%, 10/26/22	3,014	623,278
		1,492,724
Total Foreign Government Obligations
(Cost $18,179,009)		16,868,872

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2018 (unaudited)

		Fair
Description	Shares	Value
Short-Term Investments—0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $680,082)	680,082	$680,082
Fair
Description	Value
Total Investments—119.1% (Cost $92,029,218) (¤)	$93,917,257
Liabilities in Excess of Cash and Other Assets—(19.1)%	(15,092,451)
Net Assets—100.0%	$78,824,806

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2018 (unaudited)

Forward Currency Contracts open at June 30, 2018:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
ARS	16,574,760	USD	596,000	CIT	07/31/18	$—	$39,990
ARS	4,484,620	USD	206,000	CIT	08/21/18	—	58,480
AUD	2,690,000	USD	1,988,152	HSB	07/03/18	2,583	—
BRL	2,220,344	USD	659,032	CIT	10/16/18	—	92,059
BRL	3,221,738	USD	851,636	SCB	08/13/18	—	24,206
CLP	264,065,250	USD	419,537	HSB	07/09/18	—	15,387
CLP	261,146,300	USD	414,781	SCB	07/09/18	—	15,098
CLP	382,992,000	USD	608,890	SCB	08/08/18	—	22,677
CNY	2,638,628	USD	406,349	SCB	07/24/18	—	8,606
CNY	5,297,544	USD	828,000	SCB	07/24/18	—	29,456
COP	1,310,770,000	USD	460,000	HSB	07/10/18	—	12,937
COP	2,783,577,000	USD	950,383	HSB	07/30/18	—	1,731
COP	1,062,682,500	USD	363,000	SCB	08/27/18	—	1,288
CZK	8,739,000	USD	402,245	CIT	07/11/18	—	9,011
CZK	27,238,067	USD	1,223,750	HSB	07/25/18	2,684	—
CZK	11,755,000	USD	529,825	SCB	07/11/18	—	879
DOP	21,230,440	USD	427,000	CIT	07/20/18	1,737	—
GHS	1,014,000	USD	212,134	CIT	11/05/18	—	9,519
GHS	2,215	USD	466	JPM	07/05/18	—	3
GHS	1,347,330	USD	291,000	SCB	07/05/18	—	9,679
GHS	1,176,080	USD	244,000	SCB	07/09/18	1,176	—
GHS	767,128	USD	167,404	SCB	07/20/18	—	8,155
HUF	108,148,000	USD	398,318	HSB	07/06/18	—	14,742
HUF	327,237,500	USD	1,173,315	JPM	08/28/18	—	8,950
IDR	4,623,705,000	USD	333,000	CIT	01/07/19	—	18,951
IDR	13,019,930,000	USD	914,000	HSB	07/27/18	—	5,588
IDR	1,646,690,000	USD	118,000	HSB	01/07/19	—	6,154
ILS	1,863,514	USD	522,000	CIT	07/02/18	—	12,600
ILS	1,600,000	USD	440,972	CIT	08/31/18	—	1,783
ILS	1,502,234	USD	417,000	JPM	08/08/18	—	5,318
ILS	2,566,505	USD	723,000	SCB	07/25/18	—	20,350
INR	105,749,865	USD	1,542,893	CIT	07/20/18	—	1,705
INR	20,788,000	USD	306,689	SCB	08/13/18	—	4,737
INR	40,346,880	USD	608,000	SCB	10/09/18	—	26,486
KRW	881,330,000	USD	822,673	SCB	07/11/18	—	31,196
KZT	90,762,500	USD	265,000	HSB	09/17/18	—	1,860
KZT	124,200,000	USD	375,000	JPM	07/17/18	—	11,946
KZT	184,517,460	USD	556,194	SCB	08/24/18	—	19,596
KZT	224,399,200	USD	658,932	SCB	12/06/18	—	13,867
KZT	149,617,000	USD	442,000	SCB	12/14/18	—	12,256
NGN	172,662,500	USD	472,104	CIT	07/18/18	15,144	—
NGN	145,500,000	USD	388,000	HSB	12/27/18	19,030	—
NGN	146,916,000	USD	396,000	JPM	09/19/18	23,863	—
NGN	140,145,250	USD	371,000	SCB	12/27/18	21,050	—
PHP	65,624,610	USD	1,231,000	JPM	07/13/18	—	1,931
PLN	2,223,000	USD	608,524	HSB	07/06/18	—	15,013
PLN	3,749,805	USD	1,035,414	HSB	08/14/18	—	33,708
RUB	18,178,560	USD	288,000	CIT	07/16/18	1,057	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2018 (unaudited)

Forward Currency Contracts open at June 30, 2018 (concluded):

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
THB	12,307,224	USD	386,000	HSB	08/07/18	$—	$14,192
THB	50,606,950	USD	1,579,000	SCB	07/16/18	—	51,053
TRY	2,722,757	USD	628,000	SCB	11/13/18	—	67,896
UAH	6,861,850	USD	233,000	SCB	07/26/18	25,181	—
USD	382,000	ARS	11,460,000	JPM	07/31/18	—	2,433
USD	2,029,231	AUD	2,690,000	HSB	07/03/18	38,497	—
USD	1,946,395	AUD	2,633,000	HSB	09/04/18	—	2,551
USD	398,129	BRL	1,498,758	CIT	08/13/18	13,208	—
USD	669,000	BRL	2,220,344	HSB	10/16/18	102,027	—
USD	340,000	BRL	1,333,480	SCB	08/13/18	—	2,474
USD	943,040	BRL	3,567,520	SCB	08/13/18	26,805	—
USD	362,808	CAD	483,000	SCB	08/27/18	—	4,933
USD	288,000	EUR	246,249	CIT	08/15/18	—	472
USD	530,215	EUR	453,000	SCB	08/15/18	—	460
USD	1,262,505	EUR	1,066,216	SCB	08/15/18	13,467	—
USD	391,276	GHS	1,860,519	JPM	07/05/18	2,802	—
USD	511,447	ILS	1,863,514	CIT	07/02/18	2,046	—
USD	661,000	INR	45,642,050	CIT	07/20/18	—	4,182
USD	402,234	NGN	146,916,000	JPM	09/19/18	—	17,629
USD	771,493	NGN	285,645,250	SCB	12/27/18	—	27,588
USD	630,238	PHP	33,661,000	JPM	07/13/18	—	192
USD	422,375	RON	1,590,959	CIT	03/15/19	27,341	—
USD	84,061	TRY	412,440	CIT	11/13/18	—	783
USD	637,223	UYU	18,355,200	HSB	07/19/18	53,003	—
USD	371,000	ZAR	4,810,683	JPM	08/13/18	22,131	—
USD	609,164	ZAR	7,772,330	JPM	08/13/18	45,518	—
UYU	18,355,200	USD	640,000	JPM	07/19/18	—	55,781
ZAR	2,973,877	USD	239,000	CIT	08/13/18	—	23,336
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$460,350	$903,853

Currency Abbreviations:						Counterparty Abbreviations:
ARS	— Argentinian Peso	GHS	— Ghanaian Cedi	RON	— New Romanian Leu	CIT	— Citibank NA
AUD	— Australian Dollar	HUF	— Hungarian Forint	RUB	— Russian Ruble	HSB	— HSBC Bank USA NA
BRL	— Brazilian Real	IDR	— Indonesian Rupiah	THB	— Thai Baht	JPM	— JPMorgan Chase Bank NA
CAD	— Canadian Dollar	ILS	— Israeli Shekel	TRY	— New Turkish Lira	SCB	— Standard Chartered Bank
CLP	— Chilean Peso	INR	— Indian Rupee	UAH	— Ukranian Hryvnia
CNY	— Chinese Renminbi	KRW	— South Korean Won	USD	— United States Dollar
COP	— Colombian Peso	KZT	— Kazakhstan Tenge	UYU	— Uruguayan Peso
CZK	— Czech Koruna	NGN	— Nigerian Naira	ZAR	— South African Rand
DOP	— Dominican Republic Peso	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2018 (unaudited)

(¢)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, these securities amounted to 0.5% of net assets.
(¤)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

Portfolio holdings by industry† (as a percentage of net assets):

Banks	16.6%
Beverages	4.5
Biotechnology	0.5
Capital Markets	3.2
Chemicals	1.0
Communications Equipment	4.2
Diversified Telecommunication Services	2.8
Electrical Equipment	4.8
Electronic Equipment, Instruments & Components	1.4
Energy Equipment & Services	0.6
Equity Real Estate Investment Trusts (REITs)	2.9
Hotels, Restaurants & Leisure	3.3
Household Durables	2.1
Independent Power & Renewable Electricity Producers	2.6
Insurance	1.4
IT Services	1.3
Machinery	1.2
Media	1.0
Metals & Mining	5.2%
Mortgage Real Estate Investment Trusts (REITs)	2.4
Oil, Gas & Consumable Fuels	13.9
Pharmaceuticals	6.6
Real Estate Management & Development	1.2
Semiconductors & Semiconductor Equipment	5.9
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Thrifts & Mortgage Finance	0.8
Trading Companies & Distributors	0.6
Wireless Telecommunication Services	3.4
Subtotal	96.8
Foreign Government Obligations	21.4
Short-Term Investments	0.9
Total Investments	119.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

ASSETS
Investments in securities, at fair value (cost $92,029,218)	$93,917,257
Cash collateral due from broker on forward currency contracts	260,000
Foreign currency, at fair value (cost $765,987)	761,541
Receivables for:
Dividends and interest	644,668
Investments sold	568,986
Gross unrealized appreciation on forward currency contracts	460,350
Total assets	96,612,802

LIABILITIES
Payables for:
Management fees	80,543
Investments purchased	2,192,798
Line of credit outstanding	14,478,000
Gross unrealized depreciation on forward currency contracts	903,853
Other accrued expenses and payables	132,802
Total liabilities	17,787,996
Net assets	$78,824,806

NET ASSETS
Paid in capital (Note 2(f))	$96,550,678
Undistributed (Distributions in excess of) net investment income (loss) (Note 2(f))	(1,629,362)
Accumulated net realized gain (loss)	(17,520,871)
Net unrealized appreciation (depreciation) on:
Investments	1,888,039
Foreign currency translations	(20,175)
Forward currency contracts	(443,503)
Net assets	$78,824,806

Shares of common stock outstanding*	6,880,183
Net asset value per share	$11.46
Market value per share	$10.36

*$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2018 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $206,907)	$2,353,270
Interest (net of foreign withholding taxes of $3,599)	742,679
Total investment income	3,095,949

Expenses:
Management fees (Note 3)	500,364
Professional services	92,283
Custodian fees	34,479
Stockholders’ reports	30,747
Stockholders’ services	21,047
Stockholders’ meeting	10,910
Administration fees	5,334
Directors’ fees and expenses	3,880
Other	30,518
Total expenses before interest expense	729,562
Interest expense	122,630
Total expenses	852,192
Net investment income (loss)	2,243,757

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $22,503)	220,580
Foreign currency transactions	(29,772)
Forward currency contracts	5,056
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	195,864
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $13,218)	(7,114,289)
Foreign currency translations	(24,954)
Forward currency contracts	(827,876)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(7,967,119)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(7,771,255)
Net increase (decrease) in net assets resulting from operations	$(5,527,498)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$2,243,757	$3,382,934
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	195,864	1,841,945
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(7,967,119)	10,399,071
Net increase (decrease) in net assets resulting from operations	(5,527,498)	15,623,950

Distributions to Stockholders (Note 2(f)):
From net investment income	(3,058,517)	(4,794,926)
Return of capital	—	(195,959)
Net decrease in net assets resulting from distributions	(3,058,517)	(4,990,885)
Total increase (decrease) in net assets	(8,586,015)	10,633,065
Net assets at beginning of period	87,410,821	76,777,756
Net assets at end of period*	$78,824,806	$87,410,821
*Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(f))	$(1,629,362)	$(814,602)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(5,527,498)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(144,251)
Accretion of bond discount and amortization of bond premium	(282,676)
Inflation index adjustment	(47,474)
(Increase) Decrease in other accrued expenses and payables	(15,548)
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	(195,864)
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	7,967,119
Purchases of long-term investments	(33,681,296)
Proceeds from disposition of long-term investments	32,614,662
Purchases of short-term investments, net	(680,082)
Net cash provided by (used in) operating activities	7,092

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(3,058,517)
Gross drawdowns in line of credit balance	4,957,000
Gross paydowns in line of credit balance	(1,000,000)
Net cash provided by (used in) financing activities	898,483

Effect of exchange rate changes on cash	(49,670)
Net increase (decrease) in cash and foreign currency	855,905

Cash and foreign currency:
Beginning balance	165,636
Ending balance	$1,021,541

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(138,979)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.70	$11.16	$10.59		$14.12	$15.91	$14.44
Income (Loss) from investment operations:
Net investment income (loss)	0.32	0.50	0.50	^	0.51	0.85	0.59
Net realized and unrealized gain (loss)	(1.12)	1.77	0.76		(3.12)	(1.61)	1.82
Total from investment operations	(0.80)	2.27	1.26		(2.61)	(0.76)	2.41
Less distributions from (Note 2(f)):
Net investment income	(0.44)	(0.70)	(0.45)		(0.14)	(1.03)	(0.94)
Return of capital	—	(0.03)	(0.24)		(0.78)	—	—
Total distributions	(0.44)	(0.73)	(0.69)		(0.92)	(1.03)	(0.94)
Net asset value, end of period	$11.46	$12.70	$11.16		$10.59	$14.12	$15.91
Market value, end of period	$10.36	$11.63	$9.91		$9.11	$13.10	$14.49

Total Return based upon (a):
Net asset value	–6.50% *	20.82%	12.35%	^	–19.39%	–5.14%	17.33%
Market value	–7.40%	25.34%	17.21%		–24.45%	–2.91%	23.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,825	$87,411	$76,778		$72,839	$97,122	$109,452
Ratios to average net assets (b):
Net expenses	2.00%	1.97%	2.03%	^	1.90%	1.75%	1.91%
Total expenses	2.00%	1.97%	2.06%		1.90%	1.75%	1.91%
Net investment income (loss)	5.26%	4.09%	4.59%	^	3.97%	5.50%	3.92%
Portfolio turnover rate	34%	74%	82%		76%	71%	61%
Asset coverage per $1,000 of loan outstanding (c)	$6,444	$9,308	$7,401		$9,500	$11,366	$8,749
Bank borrowing outstanding (in thousands)	$14,478	$10,521	$11,994		$8,569	$9,369	$14,634

†	Unaudited.
^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Fund. There was a 0.03% impact on the net expenses and net investment income (loss) ratios of the Fund.
*	The Fund received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.08% impact on the total return of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s net assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2018 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments.

Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the Fund had unused realized capital loss carryovers which, for federal income tax purposes,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

could be used to offset future realized capital gains with no expiration date as follows:

Short-Term	Long-Term
$(5,313,159)	$(12,618,858)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Fund had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$92,029,218	$7,691,228	$6,246,692	$1,444,536

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, and distributions from real estate investment trusts and other corporations. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the six month period ended June 30, 2018, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.17%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of approximately 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration and Custody Agreements

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were $32,730,509 and $31,294,235, respectively.

For the period ended June 30, 2018, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears. During

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

the period ended June 30, 2018, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$11,703,851	$14,478,000	2.58%

*	For the 181 days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding balance as of June 30, 2018 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. Economic and other developments can adversely affect debt securities markets.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018
Assets:
Common Stocks*
Australia	$—	$2,179,633	$—	$2,179,633
Belgium	—	1,286,208	—	1,286,208
Brazil	922,143	—	—	922,143
Canada	2,636,845	—	—	2,636,845
China	1,335,340	4,507,630	—	5,842,970
France	—	3,190,679	—	3,190,679
Germany	—	917,946	—	917,946
Hong Kong	—	1,541,064	—	1,541,064
India	—	1,215,360	—	1,215,360
Japan	—	3,370,640	—	3,370,640
Luxembourg	—	766,944	—	766,944
Mexico	405,875	—	—	405,875
Netherlands	—	3,863,793	—	3,863,793
Peru	456,994	—	—	456,994
Portugal	—	684,349	—	684,349
Russia	669,376	362,619	—	1,031,995
Singapore	—	1,569,972	—	1,569,972
South Africa	—	389,760	—	389,760
Sweden	—	787,362	—	787,362
Switzerland	—	654,736	—	654,736
Taiwan	1,909,346	1,127,508	—	3,036,854
Turkey	—	650,592	—	650,592
United Kingdom	—	4,407,999	—	4,407,999
United States	34,557,590	—	—	34,557,590
Foreign Government Obligations*	—	16,868,872	—	16,868,872
Short-Term Investments	680,082	—	—	680,082
Other Financial Instruments†
Forward Currency Contracts	—	460,350	—	460,350
Total	$43,573,591	$50,804,016	$—	$94,377,607
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(903,853)	$—	$(903,853)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2018 (unaudited)

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at $2,097,799 were transferred from Level 2 to Level 1.

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$46,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$460,350

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$903,853

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$5,056

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(827,876)

As of June 30, 2018, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2018:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$460,350	$ —	$460,350

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$60,533	$(60,533)	$—	$—
HSBC Bank USA NA	217,824	(123,863)	—	93,961
JPMorgan Chase Bank NA	94,314	(94,314)	—	—
Standard Chartered Bank	87,679	(87,679)	—	—
Total	$460,350	$(366,389)	$—	$93,961

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2018 (unaudited)

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$903,853	$ —	$903,853

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank NA	$272,871	$(60,533)	$—	$212,338
HSBC Bank USA NA	123,863	(123,863)	—	—
JPMorgan Chase Bank NA	104,183	(94,314)	(9,869)	—
Standard Chartered Bank	402,936	(87,679)	—	315,257
Total	$903,853	$(366,389)	$(9,869)	$527,595

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 20, 2018, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	three Class III Directors, each to serve for a three-year term expiring at the 2021 Annual Meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Franci J. Blassberg	3,863,902	2,747,666
Richard Reiss, Jr.	3,855,746	2,755,822
Ashish Bhutani	2,832,414	3,779,155

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Board of Directors:

Class I – Directors with Term Expiring in 2019

Independent Director(3):

Robert M. Solmson (70)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Director(4):

Nathan A. Paul (45)	Director (April 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2005)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

Class II – Directors with Term Expiring in 2020

Independent Directors(3):

Kenneth S. Davidson (73)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Class III – Directors with Term Expiring in 2021

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) University of California, Berkeley School of Law, Adjunct Professor (Spring 2017) Cornell Law School, Adjunct Professor (2013 – 2016)

Richard Reiss, Jr. (74)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource America, Inc., a real estate asset management company, Director (2016 – present)
Interested Director(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (April 2005)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2005), whose information is included in the Class I Interested Director section above.

Lazard World Dividend & Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $276 million, of the approximately $252 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; and marketing and stockholder servicing activities on behalf of the Fund. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the fees and expense ratios (each through December 31, 2017) and performance (through March 31, 2018) of the Fund to those of a group of comparison funds selected by Strategic Insight (the “Group”) and the Fund’s broader Morningstar category (the “Category”). Certain Strategic Insight comparisons ranked the Fund in a quintile of the Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Group, noting the limitations of the process.

Advisory Fees and Expense Ratios. The Board discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for the Fund and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and expense ratios for the Fund to their respective Group and Category medians (for the Group, on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis). In reviewing Strategic Insight’s analysis, it was noted that the gross advisory fee was below the Group medians for common and managed assets, ranking in the first quintile of the Group (based on common assets) and that the expense ratios (based on both common and managed assets) were above the Group medians excluding investment-related expenses (ranking in the third quintile) but below the Group median including investment-related expenses. The Board noted management’s explanation regarding the lack of comparability of funds

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)

(unaudited)

within the Group (and Category) due to what the Investment Manager believes is a unique strategy of achieving leverage through currency investments, employed by the Fund and another closed-end fund advised by the Investment Manager.

Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Performance. When evaluating the performance of the Fund, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analysis compared the Fund’s performance (based on net asset value) to that of the funds in the Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018. The Board considered that the Fund ranked in the fourth quintile in the three-year period (although only 20 basis points below the Group average) and in the fifth quintile in the five-year period (but one-year performance was in the second quintile). Representatives of the Investment Manager noted the significant improvement in the Fund’s performance relative to the Group from the three-year period to the one-year period (and similarly improvement in the Fund’s performance relative to the Category median from the three-year period to the one-year period). The Strategic Insight information also included a comparison of the Fund’s performance (based on net asset value) to the MSCI All Country World Index. The Board also received and would continue to receive regular updates on the Investment Manager’s efforts in respect of the Fund’s performance.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such pro-

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)

(unaudited)

cedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale
The Board reviewed information prepared by the Investment Manager concerning the estimated profitability percentage of the Management Agreement to the Investment Manager, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Fund.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	Because the Fund was not performing in accordance with expectations (based on net asset value), the Board would continue to monitor performance.

•	The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to a benchmark performance index; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2018

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 5, 2018